General	12 Months Ended
Dec. 31, 2025
General [Abstract]
GENERAL
NOTE 1 –	GENERAL

a.	Introduction

HUB Cyber Security Ltd. (formerly: Hub Cyber Security (Israel) Ltd.) (“the Company” or “HUB”) was incorporated under the laws of the State of Israel in 1984 and is engaged in developing and marketing quality management software tools and professional services solutions. The Company’s headquarters are located in Or Yehuda, Israel. The Company and its subsidiaries (collectively, the “Group”) are engaged in developing reliable quality assurance systems that support process and product enhancement and also operates in the industry of secured data fabric. The Group’s main customers are organizations and institutions operating in the security, electronics, aviation, telecommunications, banking, and other sectors in Israel and worldwide. Following the merger between the Company and HUB Cyber Security TLV Ltd., the Company also operates in the confidential computing and network security industry.

The Company’s ordinary shares began trading on the Nasdaq Capital Market on March 1, 2023. The Company’s ordinary shares were previously listed on the Tel Aviv Stock Exchange from January 23, 2000 to February 28, 2023.

b.	Going Concern

The Company’s financial statements have been prepared on a basis that assumes that it will continue as a going concern and that the Company’s ordinary course of business will continue in alignment with management’s 2026-2027 business plan. However, the Company still faces significant uncertainty regarding the adequacy of its liquidity and capital resources arising from its business operations and its ability to repay its obligations as they become due, including financial debt, suppliers’ debts and other ordinary course operational costs.

The Company’s management is closely monitoring the situation and has been attempting to alleviate the liquidity and capital resources concerns through workforce reductions, interim financing facilities and other capital raising efforts. However, such efforts remain uncertain and are predicated upon events and circumstances which are outside the Company’s control.

As of December 31, 2025, the Company incurred accumulated losses in the amount of $346,032 thousand and had a negative working capital in the amount of $119,524 thousand. Also, for the year ended December 31, 2025, the Company used $31,398 thousand in operating activities. The Company expects to continue to incur losses in 2026 and potentially thereafter as well. On December 31, 2025, the Company’s cash and cash equivalents position was approximately $1,763 thousand, which is not sufficient to fund the Company’s planned operations for at least a year beyond the date of the filing date of the consolidated financial statements and the Company requires an immediate cash injection to fund its operations. In addition, and as a result of its ongoing operating losses, the Company has insufficient revenues to cover its outstanding liabilities, including defaults under certain loans, payments due to its debt holders, vendors, service providers and government duties, which resulted in a seizure being placed on certain of its bank accounts. The Company had outstanding payments due for certain periods in 2025 and 2026 for employee pension and severance funds that were paid in June 2026 and has been unable to fully pay required withholding taxes on employee compensation payments and government fees. Certain of its subsidiaries also have not made timely tax filings with the Israeli Tax Authority for several years.

Furthermore, there are several legal claims against the Company. For more information, see Note 22.

These factors raise substantial doubts regarding the Company’s ability to continue as a going concern.

The consolidated financial statements for the year ended December 31, 2025 do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from uncertainty related to the Company’s ability to continue as a going concern. Such adjustments could be material.

c.	Nasdaq Compliance

On July 16, 2024, the Company received a deficiency notice from the Nasdaq Stock Market (“Nasdaq”) informing it that the Company ordinary shares have failed to comply with the $1.00 minimum bid price required for continued listing under Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”) based upon the closing bid price of the Company ordinary shares for the 30 consecutive business days prior to the date of the deficiency notice. The deficiency notice did not result in the immediate delisting of the Company’s ordinary shares from Nasdaq. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was given 180 calendar days from, or until January 13, 2025, to regain compliance with the Minimum Bid Price Requirement.

In addition, on August 23, 2024 the Company received a deficiency notice from the staff of the Listing Qualifications department of Nasdaq (the “Staff”) informing it that it is no longer in compliance with Nasdaq Listing Rule 5450(b)(3) (the “Total Assets and Total Revenue Requirement”) because its total assets and total revenue for the most recently completed fiscal year and two of the last three most recently completed fiscal years were each below the minimum $50 million threshold for continued listing on The Nasdaq Global Market. In accordance with Nasdaq Listing Rule 5810(c)(2)(A), the Company had 45 calendar days, or until October 7, 2024, to submit a plan to Nasdaq to evidence compliance with Nasdaq’s continued listing criteria (the “Compliance Plan”). On October 9, 2024, the Company submitted the Compliance Plan to Nasdaq. On December 11, 2024, the Company received another notice from Nasdaq stating that the Compliance Plan did not evidence the Company’s ability to achieve near term compliance with continued listing requirements or sustain such compliance over an extended period of time. Accordingly, the Company was notified that its securities would be delisted from the Nasdaq Global Market, unless it requests a hearing before the Nasdaq Hearings Panel (the “Panel”), which request would stay any further action by the Staff at least until the hearing process concludes. On December 18, 2024, the Company requested a hearing before the Panel. The Company’s hearing before the Panel was held on February 6, 2025, and on February 28, 2025, the Company announced that the Panel has granted its request to continue its listing on Nasdaq. In making its decision, following the hearing, the Panel considered the Company’s entire record, including background information about the Company, its business description, financial information, market data and compliance history. Based on the information presented to the Panel, including the Company’s success, as of February 7, 2025, in bringing its market value of listed securities above the $35 million minimum, the Panel granted the Company’s request for continued listing on Nasdaq, subject to the Company filing an application to transfer to The Nasdaq Capital Market by March 5, 2025, and demonstrating compliance with the minimum bid price and the market value of listed securities (“MVLS”) requirements by March 31, 2025.

On February 26, 2025, the Staff confirmed to the Company via email that it had regained compliance with the MVLS Rules. On February 27, 2025, the Company received a notice from Nasdaq informing the Company that Nasdaq granted its request to continue listing on the Nasdaq Stock Market, subject to (i) on or before March 5, 2025, its filing of an application to transfer its securities to the Nasdaq Capital Market and (ii) on or before March 31, 2025, the Company’s demonstrating compliance with the minimum bid price requirement and the continued listing requirement that the Company maintains either a minimum of $2,500 thousand in shareholders’ equity or $35,000 thousand market value of listed securities or $500 thousand of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years, as set forth in Nasdaq Listing Rule 5550(b)(2) (“MVLS Rules”).

On March 4, 2025, the Company filed an application to transfer its securities to the Nasdaq Capital Market.

On March 28, 2025, the Company effected a 1-for-10 reverse share split of its ordinary shares in an effort to regain compliance with the Nasdaq minimum bid price requirement.

On June 12, 2025, Nasdaq formally confirmed that the Company satisfies both the Minimum Bid Price Requirement and the MVLS thresholds.

On January 15, 2026, the Company effected a 1-for-15 reverse share split of its ordinary shares in an effort to maintain compliance with the Minimum Bid Price Requirement, which was subsequently achieved. On April 20, 2026, the Company effected a 1-for-50 reverse share split of its ordinary shares and on June 5, 2026, the Company effected a 1-for-20 reverse share split of its ordinary shares, both. in an effort to maintain compliance with the Minimum Bid Price Requirement.

On January 21, 2026, the Company received a letter from Nasdaq notifying it that, for the period from December 5, 2025 to January 20, 2026, the Company’s MVLS was below the MVLS Rule threshold. Pursuant to Nasdaq Listing Rule 5810(c)(3)(C), the Company has a compliance period of 180 calendar days, or until July 20, 2026 (the “Compliance Period”), to regain compliance with the MVLS Rule. If at any time during the Compliance Period, the Company’s MVLS is at least $35 million for a minimum of ten consecutive business days, Nasdaq will provide the Company a written confirmation of compliance and this matter will be closed. In the event that the Company does not regain compliance with the MVLS Rule during the Compliance Period, Nasdaq will provide written notification that the Company’s securities will be subject to delisting. In the event of such notification, the Nasdaq rules permit the Company an opportunity to appeal Nasdaq’s determination. The Company is currently evaluating options to regain compliance with the MVLS Rule.

Although the Company will use all reasonable efforts to achieve compliance with the Minimum Bid Price Requirement and MVLS Rule, there can be no assurance that it will be able to regain compliance with the Minimum Bid Price Requirement or the MVLS Rule or will otherwise be in compliance with other Nasdaq continued listing requirements.

On May 18, 2026, the Company received a deficiency notice from the Nasdaq stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) because it had not yet filed its Annual Report on Form 20-F for the period ended December 31, 2025 with the Securities and Exchange Commission (the “SEC”). In accordance with Nasdaq Listing Rules, the Company had 60 calendar days (until July 17, 2026) to submit a plan to regain compliance. If Nasdaq accepted the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the due date of the Form 20-F, or until November 11, 2026, to regain compliance.

d.	Merger between the Company and Mount Rainier Acquisition Corp.:

On March 23, 2022, the Company entered into a definitive business combination agreement (the “Business Combination Agreement”) with Mount Rainier Acquisition Corp., a Delaware corporation (“RNER”) and Rover Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of HUB (“Merger Sub”). Pursuant to the Business Combination Agreement, Merger Sub merged with and into RNER, with RNER surviving the merger (the “Reverse Recapitalization”). Upon consummation of the Reverse Recapitalization and the other transactions contemplated by the Business Combination Agreement (the “Transactions”) on February 28, 2023 (the “Closing Date”), RNER became a wholly owned subsidiary of HUB.

Prior to the Closing Date, in connection with the closing of the Transactions, the Company and its shareholders recapitalized the Company’s equity securities whereby each ordinary share of the Company was converted into 0.712434 ordinary shares of the Company (the “February 2023 Share Split”). In addition, as part of the February 2023 Share Split, each outstanding option to purchase an ordinary share was converted into an option to purchase 0.712434 ordinary shares and the exercise price of such option was increased by dividing the exercise price by 0.712434.

The Transactions were accounted for as a reverse recapitalization, in accordance with the relevant International Financial Reporting Standards (“IFRS”) standard as issued by the International Accounting Standard Board (“IASB”) and the Group was deemed to be the accounting acquirer. RNER did not meet the definition of a business in accordance with IFRS 3 - “Business Combinations,” and the Transactions were instead accounted for within the scope of IFRS 2 - “Share-based payment” (“IFRS 2”), as a share-based payment transaction in exchange for a public listing service. In accordance with IFRS 2 the Company recorded a one-time share-based share listing expense of $12,312 thousand at the closing of the Merger Agreement that was calculated based on the excess of the fair value of the Company’s shares issued to public investors over the fair value of the identifiable net assets of RNER that were acquired. For more information, see Note 5.

e.	BlackSwan Technologies, Inc. (“BST”)

In November 2023, the Company began to collaborate with BST with the goal to become a significant player in the secured data fabric industry.

The Company has provided BST an aggregate amount of $2,732 thousand under the BST Loan Agreement (as defined below) dated as of December 4, 2023. Following the merger between the Company and BST on January 27, 2025, the balance was classified as an inter-company receivable and is no longer included as a credit facility. For more information, see Note 26a.

f.	BST Acquisition

On January 15, 2025, the Company entered into an Agreement and Plan of Merger with BST, pursuant to which, on January 27, 2025, BST merged with and into a wholly-owned subsidiary of the Company. As a result of the merger, BST and its subsidiaries became subsidiaries of the Company and the equity holders of BST received 197 ordinary shares of the Company and pre-funded warrants to purchase 44 ordinary shares of HUB. Such shares constituted approximately 42.56% of the Company’s outstanding ordinary shares on a post-closing basis and approximately 29.91% of the Company’s share capital on a fully-diluted, post-closing basis (after giving effect to additional shares issuable pursuant to adjustment mechanisms under existing securities, but excluding existing warrants that were significantly out-of-the-money, unvested equity grants, and convertible notes that were expected to be repaid and not converted). The exercise of the pre-funded warrants is limited to the extent that upon exercise, the holder and its affiliates would hold more than 4.99% of the Company’s outstanding ordinary. The ordinary shares were subject to transfer restrictions until June 2026.

BST had five subsidiaries:

A.	BlackSwan Technologies (PVT) Ltd. (Sri Lanka)

B.	BlackSwan Technologies sp Z.O.O. (Poland)

C.	Cognitive Systems Ltd. (Israel)

D.	BlackSwan Technologies AI Limited (UK)

E.	BlackSwan Technologies GmbH (Germany)

The four subsidiaries listed in A-D above were defined as held for sale under IFRS 5 and were divested during 2025.

The fair value of the consideration was estimated at approximately $25,314,000, based on the Company’s share price on the Nasdaq Stock Market on the acquisition date, which was $6.97 per ordinary share.

Below is a summary of BST’s balance sheet as of the acquisition date:

As of January 27, 2025
USD in thousands

Assets
Property, plant and equipment, net	3
Trade receivables, net	436
Total assets	439
Liabilities
Liabilities to suppliers, employees, and other liabilities	(4,134)
Loans	(6,176)
Net held-for-sale liabilities	(6,426)
Total liabilities	(16,736)
(16,297)
Fair value of consideration	(25,314)
Intangible asset – Technology	(41,611)

The acquisition analysis indicates that the Company acquired a group of assets and liabilities that do not meet the definition of a business.

In accordance with IFRS 3, the Company allocated the purchase cost to the identifiable individual assets and liabilities based on their relative fair values at the acquisition date. A transaction or event of this type does not give rise to goodwill. The Company identified one intangible asset, which is the technology. The entire purchase price was allocated to this intangible asset.

As the time of the acquisition, BST had four subsidiaries operating in the UK, Poland, Sri Lanka and Israel, which were not part of the Company’s core operations. The Company’s management determined that these entities were not expected to be integrated into the Company’s ongoing business and were therefore classified at the acquisition date as assets and liabilities held for sale, in accordance with IFRS 5 – Non-current Assets Held for Sale and Discontinued Operations.

For a description of the terms of the ordinary shares issued in the BST acquisition, see above.

For a description of the BST Loan Agreement, see above.

As of December 31, 2025, the Company recorded a full impairment loss on the technology asset acquired in the BST acquisition. See Note 11.

g.	Oppenheimer Settlement

In February 2025, the Company reached a settlement agreement with Oppenheimer & Co., Inc. (“Oppenheimer”) for $3,000 thousand, with $1,100 thousand being paid on the effective date and the remaining balance payable in ten monthly payments of $200 thousand from March to December 2025 (with the first payment being $100 thousand). As part of the settlement arrangement, Claymore Capital Pty Ltd. (“Claymore”) agreed to make on the Company’s behalf, all the payments that the Company is required to make under the settlement agreement with Oppenheimer. In consideration, the Company issued Claymore a convertible note in the principal amount of $6,000 thousand. The note was convertible at the option of the holder at a discount of 25% to the prevailing market price, but not higher than $225,000 or lower than the Nasdaq floor price. The note did not bear interest and matured on February 18, 2030, at which time the Company was entitled to convert the note into ordinary shares. As of December 31, 2025, Claymore converted the note in full into 122 ordinary shares, at a conversion price of $45,000 per share. As of the date of this Annual Report, the entire outstanding reserve balance of $12,800 thousand has been fully settled. For more information, see Note 5.

h.	Dominion Settlement

In February 2025, the Company also reached a settlement agreement with Dominion Capital LLC and its affiliates (together, “Dominion”) for $4,500 thousand, with $400 thousand being payable by February 21, 2025, $200 thousand payable by March 3, 2025 and the remaining balance payable in ten monthly payments of $390 thousand from March to December 2025. As a result, the Israeli insolvency proceedings filed by Dominion in December 2023 were dismissed on March 7, 2025. As part of the settlement arrangement, Claymore agreed to make on the Company’s behalf all the payments that the Company is required to make under the settlement agreement with Dominion. In consideration, the Company issued Claymore a convertible note in the principal amount of $7,500 thousand. The note was convertible at the option of the holder at a discount of 25% to the prevailing market price, but not higher than $225,000 or lower than the Nasdaq floor price. The note did not bear interest and matured on February 20, 2030, at which time the Company was entitled to convert the note into ordinary shares. As of December 31, 2025, Claymore converted the note in full into 166 ordinary shares, at a conversion price of $45,000 per share. As of the date of this Annual Report, the entire outstanding balance owed to Dominion has been fully repaid.

i.	Israel Securities Authority and the Israel Tax Authority

On September 17, 2024, the ISA and the Israel Tax Authority conducted a search of the Company’s office in the context of investigating former and current officers in connection with suspicions regarding violations of securities, penal and tax laws. To the Company’s best knowledge, the suspicions are related, among other things, to the subject matter of the Internal Investigation. On April 22, 2025, investigators from the Israeli Tax Authority visited the offices of the Company. To the Company’s best knowledge, the visit related to developments in the Internal Investigation related to the actions of a former financial controller of the Company, which were also addressed in the Internal Investigation. In addition, according to a letter provided to the Company in January 2026 by the ISA, the investigation has been concluded, and the investigation file concerning the Company has been transferred to the Tel Aviv District Attorney’s Office (Taxation and Economic Crimes) for a resolution, the status of which remains uncertain.